SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest
event reported):  March 25, 2004
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                                  VISEON, INC.
             (Exact name of registrant as specified in its Charter)

Nevada                               0-27106                    41-1767211
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(State or other                  (Commission File             (IRS Employer
jurisdiction of Incorporation)        Number)             Identification Number)


8445 Freeport Parkway, Suite 245, Irving, Texas               75063
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(Address of principal executive offices)                   (Zip Code)

                         Registrant's telephone number,
                      including area code: (972) 906-6300
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                  (Former address if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 25, 2004, Viseon, Inc., (the "Company") issued a press release reporting the completion of a private placement of certain of the Company's securities. A copy of this press release is attached to this Form 8-K as Exhibit
99.1. The instruments creating the securities placed were previously filed with the Company's Form 8-K filed on March 18, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1 Press Release of Viseon, Inc., dated March 25, 2004 entitled "Viseon Raises Additional $500,000 in Private Placement"


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VISEON, INC.
                                  (Registrant)

Date: March 25, 2004              By:  /s/ John C. Harris
                                  -------------------
                                  John C. Harris,
                                  President and Chief Executive Officer